                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

    [X]  Preliminary Proxy Statement
    [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    [ ]  Definitive Proxy Statement
    [ ]  Definitive Additional Materials
    [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                  TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                           FRANK BRUTTOMESSO, ESQ.
                ------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    [X]  No fee required.
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

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         (2) Aggregate number of securities to which transaction applies:

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         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
         (5) Total fee paid:

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    [ ]  Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

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         (2) Form, Schedule or Registration Statement No.:

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         (3) Filing Party:

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         (4) Date Filed:

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
                 TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048
                                (212) 392-2550

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD JANUARY 12, 1998

TO THE SHAREHOLDERS OF TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST:

   Notice is hereby given of a Special Meeting of the shareholders of TCW/DW Emerging Markets Opportunities Trust (the "Trust") to be held in the Career Development Room, Sixty-first Floor, Two World Trade Center, New York, New York 10048, on January 12, 1998 at 9:00 a.m., New York City time, for the following purposes:

     1. To approve or disapprove a new Co-Investment Advisory Agreement between the Trust and TCW Funds Management, Inc. (Proposal 1 will not be effected unless Proposal 2 is also approved);

     2. To approve or disapprove a new Co-Investment Advisory Agreement between the Trust and Morgan Stanley Asset Management Inc. (Proposal 2 will not be effected unless Proposal 1 is also approved);

     3. To approve or disapprove a new Sub-Advisory Agreement between TCW Funds Management, Inc. and TCW London International, Limited (Proposal 3 will not be effected unless Proposal 1 is also approved);

     4. To approve or disapprove a new Sub-Advisory Agreement between TCW Funds Management, Inc. and TCW Asia Limited (Proposal 4 will not be effected unless Proposal 1 is also approved); and

     5. To transact such other business as may properly come before the Meeting or any adjournment thereof.

   Shareholders of record as of the close of business on November 14, 1997 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose.

   In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 1 and will vote against any such adjournment those proxies required to be voted against that proposal.

                                                           BARRY FINK
                                                            Secretary

November   , 1997
New York, New York

                                  IMPORTANT
YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                 TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
               TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                            ----------------------
                               PROXY STATEMENT
                            ----------------------

                       SPECIAL MEETING OF SHAREHOLDERS

   This statement is furnished in connection with the solicitation of proxies by the Trustees of TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST (the "Trust") for use at a Special Meeting of Shareholders of the Trust to be held on January 12, 1998, and at any adjournments thereof (the "Special Meeting").

   If the enclosed form of proxy is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted in favor of Proposals 1, 2, 3 and 4. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation, execution and delivery of a later dated proxy to the Secretary of the Trust (if returned and received in time to be voted), or attendance and voting at the Special Meeting of Shareholders. Attendance at the Special Meeting will not in and of itself revoke a proxy.

   Shareholders as of the close of business on November 14, 1997, the record date for the determination of Shareholders entitled to notice of and to vote at the Special Meeting, are entitled to one vote for each share held and a fractional vote for a fractional share. On November 14, 1997, there were shares of beneficial interest of the Trust outstanding, all with $0.01 par value. [No person was known to own as much as 5% of the outstanding shares of the Trust on that date. The Trustees and Officers of the Trust, together, owned less than 1% of the Trust's outstanding shares on that date.] The percentage ownership of shares of the Trust changes from time to time depending on purchases and sales by shareholders and the total number of shares outstanding.

   The cost of soliciting proxies for this Special Meeting of Shareholders, consisting principally of printing and mailing expenses, which expenses are
not expected to exceed $    , will be borne by Dean Witter InterCapital Inc.
("InterCapital"). The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees, officers and regular employees of the Trust, Dean Witter Services Company Inc. ("DWSC" or the "Manager"), its parent company, InterCapital or Dean Witter Trust FSB ("DWTFSB"), without special compensation therefor. In addition, the Trust may employ William F. Doring and Co. as proxy solicitor,
the cost of which is not expected to exceed $     and will be borne by
InterCapital. The first mailing of this proxy statement is expected to be
made on or about November   , 1997.

   DWTFSB may call shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been recorded properly. No recommendation will be made as to how shareholders should vote on a Proposal other than to refer to the recommendation of the Board. The Trust has been advised by counsel that these procedures are consistent with the requirements of applicable law.

   Shareholders voting by telephone will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a shareholder's vote may be taken by telephone, each shareholder will receive a copy of this proxy statement and may vote by mail using the enclosed proxy card.

                                  PROPOSAL 1

                APPROVAL OR DISAPPROVAL OF A NEW CO-INVESTMENT
                   ADVISORY AGREEMENT BETWEEN THE TRUST AND
                          TCW FUNDS MANAGEMENT, INC.

                                  PROPOSAL 2

                APPROVAL OR DISAPPROVAL OF A NEW CO-INVESTMENT
                   ADVISORY AGREEMENT BETWEEN THE TRUST AND
                     MORGAN STANLEY ASSET MANAGEMENT INC.

BACKGROUND

   The Trust's investments are managed by TCW Funds Management, Inc. ("TCW"), pursuant to an Investment Advisory Agreement dated March 23, 1994, and amended as of June 27, 1996 (the "Current Advisory Agreement"). At the Trust's Annual Meeting held on June 24, 1997 and adjourned to July 22, 1997 (the "1997 Annual Meeting"), Shareholders approved a new Investment Advisory Agreement between the Trust and TCW in connection with the approval of the conversion of the Trust from a closed-end investment company to an open-end investment company. That Investment Advisory Agreement is scheduled to go into effect when the Trust converts to open-end status, currently scheduled for January 1998. If Shareholders approve Proposals 1 and 2, the Investment Advisory Agreement approved at the 1997 Annual Meeting will not take effect. Rather, the proposed new advisory agreements with TCW and Morgan Stanley Asset Management Inc. ("MSAM") will take effect as discussed below.

   Subsequent to the date of the 1997 Annual Meeting, TCW indicated its intention to reduce its investment advisory responsibilities with respect to certain of the TCW/DW group of investment companies in order to pursue other investment advisory activities. With respect to the Trust, InterCapital, with the concurrence of TCW, recommended to the Trust's Board of Trustees that TCW and MSAM, an affiliate of InterCapital, act as the Trust's "co-advisers." Under the proposed arrangement, TCW and MSAM will not manage the Trust's total assets jointly; instead, each adviser will be responsible only for investment of approximately one-half of the Trust's assets, the division of such assets being determined by mutual agreement between them and the Trust. Thus, securities will be purchased and sold by TCW and MSAM based on each co-adviser's independent portfolio management decisions, which could result in purchases and sales, and concomitant brokerage commissions, at times when they would not occur in a portfolio managed by a single adviser. Sales and redemptions of Trust shares will be allocated equally to each of TCW and MSAM, but no adjustment will be made to equalize the assets assigned to each as a result of changes due to investment performance. TCW and MSAM informed the Board that in dividing the assets to be managed between them they will use their best efforts to assign to MSAM securities with which it was already familiar. On November 6, 1997, the Board of Trustees of the Trust, including a majority of the independent trustees, approved a Co-Investment Advisory

Agreement between the Trust and TCW and a Co-Investment Advisory Agreement between the Trust and MSAM (collectively, the "Proposed Advisory Agreements"). The Board was assisted in its review and deliberations by independent legal counsel. The basis of its determination, as well as the terms of the Current Advisory Agreement and the Proposed Advisory Agreements, are set forth below.

THE BOARD'S CONSIDERATIONS

   The Board of Trustees met in person on November 6, 1997 for the purpose of considering InterCapital's recommendation that TCW and MSAM each manage approximately one-half of the Trust's assets. The Board's decision to approve the Proposed Advisory Agreements was based on the following material factors, all of which were considered equally:

   1. The Board considered the quality and extent of the services proposed to be provided by MSAM, and the organizational depth, reputation and experience of MSAM in investing in emerging markets. Although the Board had already considered these factors with respect to TCW they reconsidered them in the context of the decision to have TCW manage only one-half of the portfolio. The Board concluded that both advisers are likely to provide a high quality of investment management services to the Trust.

   2. Both TCW and MSAM have demonstrated that they have extensive experience and resources to manage portfolios of emerging markets securities. Given the large number and wide geographic dispersion of emerging market securities, the Board considered that having two experienced, highly reputable managers could enable the Trust to take advantage of the combined research and portfolio management capability of both advisory organizations.

   3. The Board considered the proposal to divide the Trust's assets between MSAM and TCW and concluded that this arrangement would provide continuity of investment management while enabling the Fund and its shareholders to take advantage of the combined strengths of the two firms.

   4. The Board also reviewed and discussed the terms of the Proposed Advisory Agreements. Each of the Proposed Advisory Agreements will modify the terms of the Current Advisory Agreement in that TCW and MSAM, respectively, will be engaged to manage only the assets originally assigned to them as such assets may be modified by cash flows and investment performance. In addition, the combined fees to be paid under the Proposed Advisory Agreements is the same as the fees paid to TCW under the Current Advisory Agreement, which the Board found to be reasonable and fair for the services provided by TCW alone. Having concluded that MSAM is likely to provide the same or similar level and quality of services as TCW has provided, the Board found the proposed fee arrangement to be reasonable and fair as well. In addition, the Proposed Advisory Agreements will include revisions necessary to reflect the Trust's operation as an open-end investment company. As discussed above, the changes relating to the Trust's open-end structure have already been approved by both the Board and by Shareholders.

   5. The Board received assurances that TCW, MSAM and DWSC, as Manager of the Trust, will take measures reasonably designed to address operational and compliance issues presented by the arrangement.

   Based on their review and in consideration of all of the factors set forth above, the Trustees, including all of the independent trustees, determined that the Proposed Advisory Agreements are in the best interests of the Trust and its Shareholders.

THE CURRENT ADVISORY AGREEMENT

   The Current Advisory Agreement was initially approved by the Board of Trustees of the Trust, including all of the independent trustees, at a meeting held on February 9, 1994, and was approved by InterCapital, the then sole shareholder of the Trust, on March 22, 1994. The Current Advisory Agreement was last approved by the Shareholders at the 1997 Annual Meeting . Also at the 1997 Annual Meeting, Shareholders approved a new investment advisory agreement with TCW which was to be implemented at the time the Trust converts to an open-end investment company, currently scheduled to take place in January 1998 (the "1998 Advisory Agreement").

   The Current Advisory Agreement and the 1998 Advisory Agreement provide that TCW shall continuously invest the assets of the Trust in a manner consistent with the Trust's investment objectives. TCW obtains and evaluates such information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Trust in a manner consistent with its investment objectives and policies. In addition, TCW pays the compensation of all personnel, including officers of the Trust, who are its employees. TCW has authority to place orders for the purchase and sale of portfolio securities on behalf of the Trust without prior approval of its Trustees. The Trustees review the investment portfolio at their regular meetings.

   Under the Current Advisory Agreement and the 1998 Advisory Agreement, the Trust is obligated to bear all of the costs and expenses of its operation, except those specifically assumed by TCW or the Manager, including, without limitation: charges and expenses of any registrar, custodian or depository appointed by the Trust for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Trust; brokers' commissions chargeable to the Trust in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Trust to Federal, state or other governmental agencies; costs and expenses of engraving or printing of certificates representing shares of the Trust; all costs and expenses in connection with registration and maintenance of registration of the Trust and of its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the costs and expense of preparation, printing, including typesetting, and distributing prospectuses for such purposes; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Trust's Manager or TCW or any of their corporate affiliates; all expenses incident to the payment of any dividend or distribution program; charges and expenses of any outside pricing services; charges and expenses of legal counsel, including counsel to the Independent Trustees of the Trust, and independent accountants in connection with any matter relating to the Trust (not including compensation or expenses of attorneys employed by the Trust's Manager or TCW); membership dues of industry associations; interest payable on Trust borrowings; fees and expenses incident to the listing of the Trust's shares on any stock exchange; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims, liabilities, litigation costs and any indemnification related thereto); and all other charges and costs of the Trust's operations unless otherwise explicitly provided in the Advisory Agreement.

   The Current Advisory Agreement had an initial term ending April 30, 1995 and provides that, after the initial period of effectiveness, it will continue in effect from year to year thereafter provided such continuance is approved at least annually by vote of a majority, as defined in the Investment Company Act of 1940, as amended (the "Act") of the outstanding voting securities of the Trust or by the Trustees of the Trust, and, in either event, by the vote cast in person by a majority of the Trustees who are not parties to the Current Advisory Agreement or "interested persons" of any such party (as defined in the Act) at a meeting called for the purpose of voting on such approval. The Current Advisory Agreement's most recent continuation until April 30, 1998, was approved by the Trustees, including a majority of independent trustees, at a Meeting of the

Trustees held on April 24, 1997, called for the purpose of approving the Current Advisory Agreement. As discussed above, Shareholders approved the 1998 Advisory Agreement at the 1997 Annual Meeting. If the Proposed Advisory Agreements are approved by Shareholders, the 1998 Advisory Agreement will not take effect.

   The Current Advisory Agreement also provides that it may be terminated at any time by TCW, the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust, in each instance without the payment of any penalty, on thirty days' notice and will automatically terminate upon any assignment (as defined in the Act).

   In return for its investment services and the expenses which TCW assumes under the Current Advisory Agreement, the Trust pays the Investment Adviser compensation which is computed weekly and payable monthly and which is determined by applying the annual rate of 0.50% to the Trust's average weekly net assets (average daily net assets in the case of the 1998 Advisory Agreement). Pursuant to the Current Advisory Agreement, the Trust accrued to TCW total compensation of $1,394,498 during the fiscal year ended January 31, 1997. The net assets of the Trust totaled $363,058,008 at July 31, 1997.

THE PROPOSED ADVISORY AGREEMENTS

   Each of the Proposed Advisory Agreements differs from the Current Advisory Agreement and the 1998 Advisory Agreement in that each of TCW and MSAM, respectively, will be responsible to manage only the assets for which they are originally responsible. As compensation for their advisory services, pursuant to each Proposed Advisory Agreement, the Trust will pay TCW and MSAM, respectively, monthly compensation calculated daily by applying an annual of 0.50% to that portion of the assets that they manage. In addition, as discussed above, because the Trust will operate as an open-end investment company, the Trust will calculate its net asset value daily rather than weekly. Accordingly, the fee payable under each of the Proposed Advisory Agreements will be based on such daily net asset value. The dates of effectiveness and termination of the Proposed Advisory Agreements will be different as well. Forms of the Proposed Advisory Agreements between the Trust and TCW and between the Trust and MSAM are attached to this proxy statement as Exhibits A and B, respectively.

   In the event Shareholders do not approve both of the Proposed Advisory Agreements by the required majority vote at the Special Meeting or an adjournment thereof, the Board of Trustees of the Trust will take such action as it deems to be in the best interest of the Trust and its Shareholders, which may include calling another special meeting of Shareholders to vote on one or more new investment advisory agreements. If only one of the Proposed Advisory Agreements is approved by Shareholders, neither of the Proposed Advisory Agreements will be entered into.

INFORMATION CONCERNING TCW

   TCW is currently the Trust's investment adviser. TCW, a California corporation, is a wholly-owned subsidiary of The TCW Group, Inc., a Nevada corporation, whose direct and indirect subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services. As of October 31, 1997, the Investment Adviser and its affiliates had over $50 billion under management or committed to management. TCW is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

   Set forth below is the name and principal occupation of the principal executive officers and directors of TCW. The address for each is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

 NAME AND ADDRESS                                    PRINCIPAL OCCUPATION
----------------------------  -----------------------------------------------------------------
Thomas E. Larkin,             Executive Vice President and Director, The TCW Group, Inc.;
 Chairman                     President and Director of Trust Company of the West; Vice
                              Chairman and Director of TCW Asset Management Company

Marc I. Stern,                President and Director, The TCW Group, Inc.; Vice Chairman and
 President and Director       Director of TCW Asset Management Company; Executive Vice
                              President and Director, Trust Company of the West

Alvin R. Albe, Jr.,           Executive Vice President, The TCW Group, Inc.
 Executive Vice President

   Mr. Robert A. Day may be deemed to be a control person of TCW by virtue of the aggregate ownership by Mr. Day and his family of more than 25% of the outstanding voting stock of the TCW Group.

   Exhibit C lists the investment companies for which TCW provides investment advisory or sub-advisory services and which have similar investment objectives to that of the Trust, and sets forth the fees payable to TCW by such investment companies, including the Trust, and their net assets as of October 31, 1997.

INFORMATION CONCERNING MSAM

   MSAM, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWDC"), a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

   MSDWDC, whose principal office is located at 1585 Broadway, New York, New York 10036 was formed as a result of the merger of Dean Witter, Discover & Co. ("DWDC") and Morgan Stanley Group Inc. ("Morgan Stanley"), which was consummated on May 31, 1997. MSAM has its principal offices at 1221 Avenue of the Americas, New York, New York 10020 and conducts a worldwide portfolio management business. It provides a broad range of portfolio management services to customers in the United States and abroad.

   Set forth below is the name and principal occupation of the principal executive officer and each director of MSAM. The address for each is 1221 Avenue of the Americas, New York, New York 10020.

 NAME AND TITLE                                     PRINCIPAL OCCUPATION
----------------------------  ----------------------------------------------------------------
Barton M. Biggs,              Chairman, Director and Managing Director, MSAM; Managing
 Chairman of the Board of     Director of Morgan Stanley & Co. Incorporated ("MS & Co.");
 Directors                    Chairman of Morgan Stanley Asset Management Limited.

Peter A. Nadosy,              Vice Chairman, Director and Managing Director, MSAM; Managing
 Vice-Chairman of the         Director of MS & Co.; Director of Morgan Stanley Asset
 Directors                    Management Limited.

James M. Allwin,              President, Director and Managing Director, MSAM; Managing
 Director and President       Director of MS & Co.; President of Morgan Stanley Realty Inc.

Gordon S. Gray,               Director and Managing Director, MSAM; Managing Director of MS &
 Director                     Co.

Dennis G. Sherva,             Director and Managing Director, MSAM; Managing Director of MS &
 Director                     Co.

   MSAM serves in various portfolio management and similar capacities to investment companies and pension plans and other institutional and individual investors. Exhibit D lists the investment companies for which MSAM provides investment management or investment advisory services and which have similar investment objectives to those of the Trust and sets forth the fees payable to MSAM by such companies and their net assets as of October 31, 1997.

   Dean Witter Distributors Inc. ("Distributors") acts as the Trust's distributor. Like MSAM and InterCapital, Distributors is a wholly-owned subsidiary of MSDWD. DWTFSB, also an affiliate of MSAM, serves as transfer agent to the Trust. During the Trust's fiscal year ended January 31, 1997, the Trust paid $233,996 in transfer agency fees to DWTFSB. Once the Proposed Agreements are approved, Distributors and DWTFSB fully intend to continue to provide, respectively, the same services to the Trust as are currently being provided.

AFFILIATED BROKER

   Distributors, Dean Witter Reynolds Inc. ("DWR") and MS & Co. are affiliated brokers of the Trust. (MS & Co., DWR, Distributors and MSAM are under the common control of MSDWDC.) [During the fiscal year ended January 31, 1997, the Trust did not pay any brokerage commissions to Distributors or DWR.] MS & Co. became an affiliated broker of the Trust on May 31, 1997 (after the Trust's current fiscal year), upon the consummation of the merger of DWDC and Morgan Stanley.

REQUIRED VOTE

   The favorable vote of a majority of the outstanding voting securities of the Trust is required for the approval of each Co-Investment Advisory Agreement. Such a majority is defined in the Act as the lesser of (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Trust are present or represented by proxy, or
(b) more than 50% of the outstanding shares.

   THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSED ADVISORY AGREEMENTS.

                                  PROPOSAL 3

 APPROVAL OR DISAPPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN TCW AND TCW
                        LONDON INTERNATIONAL, LIMITED

                                  PROPOSAL 4

 APPROVAL OR DISAPPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN TCW AND TCW
                                 ASIA LIMITED

BACKGROUND

   TCW entered into sub-advisory agreements (each, a "Current Sub-Advisory Agreement") with respect to the Trust with TCW London International, Limited ("TCW London") and TCW Asia Limited ("TCW Asia"), both of which are registered investment advisers under the Investment Advisers Act of 1940. TCW London and TCW Asia are wholly-owned subsidiaries of the TCW Group, Inc. The Current Sub-Advisory Agreements were initially approved by the Board of Trustees of the Trust, including all of the Independent Trustees, at a meeting held on April 17, 1996 and were approved by the Shareholders at their Annual Meeting held on June 27, 1996. At the Trust's 1997 Annual Meeting, Shareholders approved new Sub-Advisory Agreements between TCW and TCW London and between TCW and TCW Asia, in connection with the approval of the conversion of the Trust from a closed-end investment company to an open-end investment company (collectively, the "1998 Sub-Advisory Agreements"). The 1998 Sub-Advisory Agreements were not scheduled to go into effect until the Trust actually converts to open-end status, currently scheduled to take place in January 1998. If Shareholders approve Proposals 3 and 4, the 1998 Sub-Advisory Agreements will not take effect. Rather, the proposed new sub-advisory agreements (collectively "the Proposed Sub-Advisory Agreements") with TCW London and TCW Asia will take effect as discussed below.

THE BOARD'S CONSIDERATION

   The Board of Trustees met in person on November 6, 1997 for the purpose of considering the terms of the Proposed Sub-Advisory Agreements. Prior to and during the meeting, the Board requested and received all information they deemed necessary to enable them to determine whether the Proposed Sub-Advisory Agreements were in the best interests of the Trust and its Shareholders. They were assisted in their review and deliberations by independent legal counsel. The Trustees considered the quality and extent of the services proposed to be provided and the organizational depth, reputation and experience of each of TCW London and TCW Asia. In addition, the Trustees reviewed material furnished by each sub-adviser regarding their respective personnel and operations.

   Based on their review and in consideration of all of the factors deemed relevant to them, the Trustees, including all of the independent trustees, determined that the Proposed Sub-Advisory Agreements are in the best interests of the Trust and its Shareholders.

CURRENT SUB-ADVISORY AGREEMENT WITH TCW LONDON

   The Current Sub-Advisory Agreement with TCW London provides the Trust with investment advisory services including, but not limited to, obtaining and evaluating such information and advice relating to the economy, securities and commodities markets and securities and commodities as it deems necessary or useful to discharge its duties hereunder and will manage the assets of the Trust in a manner consistent with the Trust's investment objectives and policies. Under the Current Sub-Advisory Agreement and the 1998 Sub-Advisory Agreement, TCW London determines which securities and commodities to be purchased, acquired, sold or otherwise disposed of by the Trust and the timing of such purchases, acquisitions, sales or dispositions. TCW London furnishes TCW with the information, evaluations, analyses and opinions formulated or obtained by it in performing its services under the Current Sub-Advisory Agreement. All security transactions are reviewed by TCW and are, in every instance, subject to the overall supervision of TCW.

   The Current Sub-Advisory Agreement and the 1998 Sub-Advisory Agreement provides that TCW London shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall, from time to time, determine to be necessary or useful to the performance of its obligations under the Current Sub-Advisory Agreement.

   In return for the services it renders under the Current Sub-Advisory Agreement, TCW London receives from TCW, monthly compensation, determined by applying the annual rate of 0.50% to the Trust's average weekly net assets (average daily net assets in the case of the 1998 Sub-Advisory Agreement) for which TCW London renders sub-advisory services. Pursuant to the Current Sub-Advisory Agreement, TCW accrued to TCW London total compensation of $101,996 during the fiscal year ended January 31, 1997.

   The Current Sub-Advisory Agreement with TCW London had an initial term ending April 30, 1997 and provides that, after this period, it will continue in effect from year to year thereafter provided such continuance is approved at least annually by the vote of holders of a majority, as defined in the Act, of the outstanding voting securities of the Trust or by the Trustees of the Trust and, in either event, by vote cast in person by a majority of the Trustees who are not parties to the Current Sub-Advisory Agreement or "interested persons" of any such party (as defined in the Act) at a meeting called for the purpose of voting on such approval. The Current Sub-Advisory Agreement's most recent continuation until April 30, 1998, was approved by the Trustees, including a majority of the independent trustees, at a Meeting of the Trustees held on April 24, 1997, called for the purpose of approving the Current Sub-Advisory Agreement. As discussed above, Shareholders approved the 1998 Sub-Advisory Agreement between TCW and TCW London at the 1997 Annual Meeting. If the Proposed Sub-Advisory Agreement is approved by Shareholders, the 1998 Sub-Advisory Agreement will not take effect.

   The Current Sub-Advisory Agreement and the 1998 Sub-Advisory Agreement also provide that they may be terminated at any time by the Trust, TCW, TCW London, the Trustees of the Trust or by a vote of the outstanding voting securities of the Trust, in each instance without the payment of any penalty, on thirty days' notice and will automatically terminate upon any assignment.

   Exhibit E lists the investment companies for which TCW London provides investment management or investment advisory services and which have similar investment objectives to those of the Trust and sets forth the fees payable to TCW London by such companies and their net assets as of October 31, 1997.

CURRENT SUB-ADVISORY AGREEMENT WITH TCW ASIA LIMITED

   The Current Sub-Advisory Agreement with TCW Asia provides the Trust with investment advisory services including, but not limited to, obtaining and evaluating such information and advice relating to the economy, securities and commodities markets and securities and commodities as it deems necessary or useful to discharge its duties hereunder and will manage the assets of the Trust in a manner consistent with the Trust's investment objectives and policies. Under the Current Sub-Advisory Agreement and the 1998 Sub-Advisory Agreement, TCW Asia determines which securities and commodities to be purchased, acquired, sold or otherwise disposed of by the Trust and the timing of such purchases, acquisitions, sales or dispositions. TCW Asia furnishes TCW with the information, evaluations, analyses and opinions formulated or obtained by it in performing its services under this Current Sub-Advisory Agreement. All security transactions are reviewed by TCW and are, in every instance, subject to the overall supervision of TCW.

   The Current Sub-Advisory Agreement and the 1998 Sub-Advisory Agreement provides that TCW Asia shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall, from time to time, determine to be necessary or useful to the performance of its obligations under the Current Sub-Advisory Agreement.

   In return for the services it renders under the Current Sub-Advisory Agreement, TCW Asia receives from the Investment Adviser, monthly compensation, determined by applying the annual rate of 0.50% to the Trust's average weekly net assets (average daily net assets in the case of the 1998 Sub-Advisory Agreement) for which TCW Asia renders sub-advisory services. Pursuant to the Current Sub-Advisory Agreement, TCW accrued to TCW Asia total compensation of $408,200 during the fiscal year ended January 31, 1997.

   The Current Sub-Advisory Agreement had an initial term ending April 30, 1997 and provides that, after this period, it will continue in effect from year to year thereafter provided such continuance is approved at least annually by the vote of holders of a majority, as defined in the Act, of the outstanding voting securities of the Trust or by the Trustees of the Trust and, in either event, by vote cast in person by a majority of the Trustees who are not parties to the Sub-Advisory Agreement or "interested persons" of any such party (as defined in the Act) at a meeting called for the purpose of voting on such approval. The Current Sub-Advisory Agreement's most recent continuation until April 30, 1998, was approved by the Trustees, including a majority of the independent trustees, at a Meeting of the Trustees held on April 24, 1997, called for the purpose of approving the Current Sub-Advisory Agreement. As discussed above, Shareholders approved the 1998 Sub-Advisory Agreement between TCW and TCW Asia at the 1997 Annual Meeting. If the Proposed Sub-Advisory Agreement is approved by Shareholders, the 1998 Sub-Advisory Agreement will not take effect.

   The Current Sub-Advisory Agreement and the 1998 Sub-Advisory Agreement also provide that they may be terminated at any time by the Trust, TCW, TCW Asia, the Trustees of the Trust or by a vote of the outstanding voting securities of the Trust, in each instance without the payment of any penalty, on thirty days' notice and will automatically terminate upon any assignment.

   Exhibit F lists the investment companies for which TCW Asia provides investment management or investment advisory services and which have similar investment objectives to those of the Trust and sets forth the fees payable to TCW Asia by such companies and their net assets as of October 31, 1997.

THE PROPOSED SUB-ADVISORY AGREEMENTS

   The Proposed Sub-Advisory Agreements will modify the terms of the Current Sub-Advisory Agreements and the 1998 Sub-Advisory Agreements to reflect that TCW will be responsible for managing only the assets for which they are originally responsible. Each of TCW London and TCW Asia will continue to receive compensation that is computed weekly and payable monthly and which is determined by applying the annual rate of 0.50% to the Trust's average daily net assets for which they render sub-advisory services. The compensation of the sub-advisers will continue to be the obligation of TCW and not an obligation of the Trust.

   In addition, the Proposed Sub-Advisory Agreements differ from the Current Sub-Advisory Agreements in certain minor respects to reflect the Trust's operation as an open-end investment company. The dates of effectiveness and termination of the Proposed Sub-Advisory Agreements will be different as well. The form of the Proposed Sub-Advisory Agreement between TCW and TCW London and between TCW and TCW Asia are attached to this Proxy Statement as Exhibits G and H, respectively.

   In the event Shareholders do not approve the Proposed Sub-Advisory Agreements by the required majority vote at the forthcoming meeting or an adjournment thereof, the Board of Trustees of the Trust will take such action as it deems to be in the best interest of the Trust and its Shareholders.

REQUIRED VOTE

   The favorable vote of a majority of the outstanding voting securities of the Trust (as defined in the Act and as set forth above) is required for the approval of the Proposed Sub-Advisory Agreements.

   THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENTS.

                            ADDITIONAL INFORMATION

   In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 1 and will vote against any such adjournment those proxies required to be voted against that proposal.

   Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the Special Meeting for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

                            SHAREHOLDER PROPOSALS

   As discussed above, the Trust is scheduled to be converted to an open-end investment company in January 1998. After such time, the Trust will not hold regular shareholders' meetings. Proposals of Shareholders intended to be presented at the next meeting of Shareholders must be received at a reasonable time prior to the mailing of the proxy materials sent in connection with the meeting, for inclusion in the proxy statement for that meeting.

                           REPORTS TO SHAREHOLDERS

   THE TRUST'S MOST RECENT ANNUAL REPORT, FOR THE FISCAL YEAR ENDED JANUARY 31, 1997, AND THE TRUST'S MOST RECENT SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED JUNE 30, 1997, HAVE BEEN PREVIOUSLY SENT TO SHAREHOLDERS AND ARE AVAILABLE WITHOUT CHARGE UPON REQUEST FROM ADRIENNE RYAN-PINTO AT DEAN WITTER TRUST FSB, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, JERSEY CITY, NEW JERSEY 07311 (TELEPHONE 1-800-869-NEWS) (TOLL FREE).

                         INTEREST OF CERTAIN PERSONS

   MSDWD, MSAM, TCW, MS & Co., DWSC, Distributors and certain of their respective directors, officers, and employees, including persons who are Trustees or officers of the Trust, may be deemed to have an interest in the proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this proxy statement, pursuant to which they are paid fees by the Trust, and certain of those individuals are compensated for performing services relating to the Trust and may also own shares of MSDWD. Such companies and persons may thus be deemed to derive benefits from the approval by shareholders of such proposals.

                                OTHER BUSINESS

   The management knows of no other matters which may be presented at the Special Meeting. However, if any matters not now known properly come before the Special Meeting, it is intended that the persons named in the attached form of proxy, or their substitutes, will vote such proxy in accordance with their judgment on such matters.

                                          By Order of the Trustees
                                          BARRY FINK
                                          Secretary

                                                                     EXHIBIT A

                   FORM OF CO-INVESTMENT ADVISORY AGREEMENT

   AGREEMENT made as of the     day of    , 1998, by and between TCW/DW
Emerging Markets Opportunities Trust, an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter called the "Fund"), and TCW Funds Management, Inc., a California corporation (hereinafter "TCW"):

   WHEREAS, the Fund is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

   WHEREAS, the Fund has entered into a Co-Investment Advisory Agreement with Morgan Stanley Asset Management Inc. ("MSAM"), dated the date hereof, on terms identical to those set forth herein; and

   WHEREAS, TCW is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"), and engages in the business of acting as investment adviser; and

   WHEREAS, the Fund desires to retain TCW to render investment advisory services in the manner and on the terms and conditions hereinafter set forth; and

   WHEREAS, TCW desires to be retained to perform services on said terms and conditions; and

   WHEREAS, pursuant to a mutual agreement with MSAM, TCW has been designated as having investment advisory responsibility with respect to certain specified assets of the Trust (the "Initial TCW Assets") such designation to take effect on the date of implementation of this Agreement.

   NOW, THEREFORE, this Agreement:

                             W I T N E S S E T H:

that in consideration of the premises and the mutual covenants hereinafter contained, the Fund and TCW agree as follows:

   1. The Fund hereby retains TCW to act as co-investment adviser of the Fund and, subject to the supervision of the Trustees of the Fund (the "Trustees"), to invest the Fund's assets as hereinafter set forth. TCW'S responsibilities hereunder shall extend to the Initial TCW Assets and all securities and commodities purchased with the proceeds of any sale or transfer for value of any such assets, along with cash generated by such sales and all additional cash allocated to it pursuant to Section 2, said amount then reduced by any redemptions funded out of these same assets pursuant to Section 2 (together, the "TCW Assets"). DWSC, the Fund's Manager, will be responsible for recording the assets that constitute MSAM Assets hereunder for purposes of this Section, and Sections 2 and 8, below.

   Without limiting the generality of the foregoing, TCW shall obtain and evaluate such information and advice relating to the economy, securities and commodities markets and securities and commodities as it deems necessary or useful to discharge its duties hereunder; shall continuously invest the assets of the Fund with respect to assets allocated to its discretionary management in a manner consistent with the investment objectives and policies and restrictions of the Fund (for this purpose the Fund's investment policies and restrictions shall be applied on a percentage basis as if the TCW Assets represent 100% of the Fund's assets); determine the securities and commodities with respect to assets allocated to its discretionary management to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; and shall take such further action, including, the placing of purchase and sale orders on behalf of the Fund with respect to assets allocated to its discretionary management, as TCW shall deem necessary or appropriate. TCW shall also furnish to or place at the disposal of the Fund such of the information, evaluations, analyses and opinions formulated or obtained by TCW in the discharge of its duties as the Fund may, from time to time, reasonably request.

   2. Cash resulting from sales and redemptions of Fund shares shall in each case be allocated equally between MSAM and TCW. Redemptions shall be funded equally out of the assets managed by each of TCW and MSAM.

   3. TCW may, at its own expense, enter into Sub-Advisory Agreements with sub-advisers to make determinations as to the securities and commodities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions and to take such further action, including the placing of purchase and sale orders on behalf of the Fund, as the sub-advisers, in consultation with TCW, shall deem necessary or appropriate; provided that TCW shall be responsible for monitoring compliance by such sub-advisers with the investment policies and restrictions of the Fund and with such other limitations or directions as the Trustees of the Fund may from time to time prescribe.

   4. TCW shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of TCW shall be deemed to include persons employed or otherwise retained by TCW to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as TCW may desire. TCW shall provide the Fund's manager with such records and information as may reasonably be required by the Fund's manager pursuant to its obligations under its management agreement with the Fund to maintain the Fund's books and records.

   5. The Fund will, from time to time, furnish or otherwise make available to TCW such financial reports, proxy statements and other information relating to the business and affairs of the Fund as TCW may reasonably require in order to discharge its duties and obligations hereunder.

   6. TCW shall bear the cost of rendering the investment advisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of its directors, officers and employees, if any, who are also Trustees or officers of the Fund.

   7. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund (except expenses borne by the Fund's manager pursuant to a management agreement with the Fund), including without limitation: fees pursuant to any management agreement into which the Fund may enter; fee pursuant to any plan of distribution that the Fund may adopt; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio transactions to which the Fund is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the cost and expense of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel and the costs and expenses of preparing, printing, including typesetting, and distributing prospectuses and statements of additional information for such purposes); all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of TCW or the Fund's manager or any corporate affiliate of either of them; all expenses incident to the payment of any dividend or distribution program; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Fund who are not interested persons (as defined in the Act) of the Fund or TCW or the Fund's manager, and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

   8. For the services to be rendered by TCW, the Fund shall pay to TCW monthly compensation, calculated from the day following the date of this Agreement, determined by applying the annual rate of 0.50% to the Fund's average daily net assets and multiplying that number by the percentage of the Fund's total assets represented by the TCW Assets. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and paid monthly by applying 1/365ths of the annual rates to the Fund's net assets determined as of the close of business on that day or the last previous business day. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

   9. TCW will use its best efforts in its investment of the TCW Assets, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, TCW shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by TCW or for any losses sustained by the Fund or its investors. TCW shall not be liable in any respect to the Fund with regard to assets of the Fund that are not TCW Assets. TCW shall be indemnified by the Fund as an agent of the Fund in accordance with the terms of Section 4.8 of the Fund's By-Laws.

   10. Nothing contained in this Agreement shall prevent TCW or any affiliated person of TCW from acting as investment adviser or manager for any other person, firm or corporation (including any other investment company), whether or not the investment objectives or policies of any such other person, firm or corporation are similar to those of the Fund, and shall not in any way bind or restrict TCW or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom TCW or any such affiliated person may be acting. Nothing in this Agreement shall limit or restrict the right of any trustee, officer or employee of TCW to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

   11. This Agreement shall remain in effect until     , 1999 and from year
to year thereafter provided such continuance is approved at least annually by the vote of holders of a majority, as defined in the Act, of the outstanding voting securities of the Fund or by the Board of Trustees of the Fund; provided that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to TCW, either by majority vote of the Trustees of the Fund or by the vote of a majority of the outstanding voting securities of the Fund; (b) this

Agreement shall immediately terminate in the event of its assignment (to the extent required by the Act and the rules thereunder) unless such automatic terminations shall be prevented by an exemptive order of the Securities and Exchange Commission; and (c) TCW may terminate this Agreement without payment of penalty on thirty days' written notice to the Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.

   12. This Agreement may be amended by the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund nor TCW shall be liable for failing to do so.

   13. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the Advisers Act or any rules, regulations or orders of the Securities and Exchange Commission, the latter shall control.

   14. The Amended and Restated Declaration of Trust of TCW/DW Emerging
Markets Opportunities Trust, dated     , 1998, a copy of which, together with
all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name TCW/DW Emerging Markets Opportunities Trust refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of TCW/DW Emerging Markets Opportunities Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise, in connection with the affairs of said TCW/DW Emerging Markets Opportunities Trust, but the Trust Estate only shall be liable.

   IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement, as amended, on the day and year first above written in New York, New York.


                                           TCW/DW EMERGING MARKETS
                                           OPPORTUNITIES TRUST



                                           By: ...............................



Attest:


 .......................................

                                          TCW FUNDS MANAGEMENT, INC.

                                          By:  ...............................



Attest:
 .......................................

                                                                     EXHIBIT B


                   FORM OF CO-INVESTMENT ADVISORY AGREEMENT

   AGREEMENT made as of the     day of     , 1998, by and between TCW/DW
Emerging Markets Opportunities Trust, an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter called the "Fund"), and Morgan Stanley Asset Management Inc., a Delaware corporation (hereinafter "MSAM"):

   WHEREAS, the Fund is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

   WHEREAS, the Fund has entered into a Co-Investment Advisory Agreement with TCW Funds Management, Inc. ("TCW"), dated the date hereof, on terms identical to those set forth herein; and

   WHEREAS, MSAM is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"), and engages in the business of acting as investment adviser; and

   WHEREAS, the Fund desires to retain MSAM to render investment advisory services in the manner and on the terms and conditions hereinafter set forth; and

   WHEREAS, MSAM desires to be retained to perform services on said terms and conditions; and

   WHEREAS, pursuant to a mutual agreement with TCW, MSAM has been designated as having investment advisory responsibility with respect to certain specified assets of the Trust (the "Initial MSAM Assets") such designation to take effect on the date of implementation of this Agreement.

   NOW, THEREFORE, this Agreement:

                             W I T N E S S E T H:

that in consideration of the premises and the mutual covenants hereinafter contained, the Fund and MSAM agree as follows:

   1. The Fund hereby retains MSAM to act as co-investment adviser of the Fund and, subject to the supervision of the Trustees of the Fund (the "Trustees"), to invest the Fund's assets as hereinafter set forth. MSAM's responsibilities hereunder shall extend to the Initial MSAM Assets and all securities and commodities purchased with the proceeds of any sale or transfer for value of any such assets, along with cash generated by such sales and all additional cash allocated to it pursuant to Section 2, said amount then reduced by any redemptions funded out of these same assets pursuant to Section 2 (together, the "MSAM Assets"). DWSC, the Fund's Manager, will be responsible for recording the assets that constitute MSAM Assets hereunder for purposes of this Section; and Sections 2 and 8, below.

   Without limiting the generality of the foregoing, MSAM shall obtain and evaluate such information and advice relating to the economy, securities and commodities markets and securities and commodities as it deems necessary or useful to discharge its duties hereunder; shall continuously invest the assets of the Fund with respect to assets allocated to its discretionary management in a manner consistent with the investment objectives and policies and restrictions of the Fund (for this purpose the Fund's investment policies and restrictions shall be applied on a percentage basis as if MSAM Assets represent 100% of the Fund's assets); determine the securities and commodities with respect to assets allocated to its discretionary management to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; and shall take such further action, including, the placing of purchase and sale orders on behalf of the Fund with respect to assets allocated to its discretionary management, as MSAM shall deem necessary or appropriate. MSAM shall also furnish to or place at the disposal of the Fund such of the information, evaluations, analyses and opinions formulated or obtained by MSAM in the discharge of its duties as the Fund may, from time to time, reasonably request.

   2. Cash resulting from sales and redemption of Fund shares shall in each case be allocated equally between TCW and MSAM. Redemptions shall be funded equally out of the assets managed by each of TCW and MSAM.

   3. MSAM may, at its own expense, enter into Sub-Advisory Agreements with sub-advisers to make determinations as to the securities and commodities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions and to take such further action, including the placing of purchase and sale orders on behalf of the Fund, as the sub-advisers, in consultation with MSAM, shall deem necessary or appropriate; provided that MSAM shall be responsible for monitoring compliance by such sub-advisers with the investment policies and restrictions of the Fund and with such other limitations or directions as the Trustees of the Fund may from time to time prescribe.

   4. MSAM shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of MSAM shall be deemed to include persons employed or otherwise retained by MSAM to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as MSAM may desire. MSAM shall provide the Fund's manager with such records and information as may reasonably be required by the Fund's manager pursuant to its obligations under its management agreement with the Fund to maintain the Fund's books and records.

   5. The Fund will, from time to time, furnish or otherwise make available to MSAM such financial reports, proxy statements and other information relating to the business and affairs of the Fund as MSAM may reasonably require in order to discharge its duties and obligations hereunder.

   6. MSAM shall bear the cost of rendering the investment advisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of its directors, officers and employees, if any, who are also Trustees or officers of the Fund.

   7. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund (except expenses borne by the Fund's manager pursuant to a management agreement with the Fund), including without limitation: fees pursuant to any management agreement into which the Fund may enter; fees pursuant to any plan of distribution that the Fund may adopt; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio transactions to which the Fund is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the cost and expense of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel and the costs and expenses of preparing, printing, including typesetting, and distributing prospectuses and statements of additional information for such purposes); all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of MSAM or the Fund's manager or any corporate affiliate of either of them; all expenses incident to the payment of any dividend or distribution program; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Fund who are not interested persons (as defined in the Act) of the Fund or MSAM or the Fund's manager, and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

   8. For the services to be rendered by MSAM, the Fund shall pay to MSAM monthly compensation, calculated from the day following the date of this Agreement, determined by applying the annual rate of 0.50% to the Fund's average daily net assets and multiplying that number by the percentage of the Fund's total assets represented by the MSAM Assets. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and paid monthly by applying 1/365ths of the annual rates to the Fund's net assets determined as of the close of business on that day or the last previous business day. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

   9. MSAM will use its best efforts in its investment of the MSAM Assets, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, MSAM shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by MSAM or for any losses sustained by the Fund or its investors. MSAM shall not be liable in any respect to the Fund with regard to assets of the Fund that are not MSAM Assets. MSAM shall be indemnified by the Fund as an agent of the Fund in accordance with the terms of Section 4.8 of the Fund's By-Laws.

   10. Nothing contained in this Agreement shall prevent MSAM or any affiliated person of MSAM from acting as investment adviser or manager for any other person, firm or corporation (including any other investment company), whether or not the investment objectives or policies of any such other person, firm or corporation are similar to those of the Fund, and shall not in any way bind or restrict MSAM or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom MSAM or any such affiliated person may be acting. Nothing in this Agreement shall limit or restrict the right of any trustee, officer or employee of MSAM to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

   11. This Agreement shall remain in effect until       , 1999 and from year
to year thereafter provided such continuance is approved at least annually by the vote of holders of a majority, as defined in the Act, of the outstanding voting securities of the Fund or by the Board of Trustees of the Fund; provided that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to MSAM, either by majority vote of the Trustees of the Fund or by the vote of a majority of the outstanding voting securities of the Fund; (b) this

Agreement shall immediately terminate in the event of its assignment (to the extent required by the Act and the rules thereunder) unless such automatic terminations shall be prevented by an exemptive order of the Securities and Exchange Commission; and (c) MSAM may terminate this Agreement without payment of penalty on thirty days' written notice to the Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.

   12. This Agreement may be amended by the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund nor MSAM shall be liable for failing to do so.

   13. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the Advisers Act or any rules, regulations or orders of the Securities and Exchange Commission, the latter shall control.

   14. The Amended and Restated Declaration of Trust of TCW/DW Emerging
Markets Opportunities Trust, dated          , 1998, a copy of which, together
with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name TCW/DW Emerging Markets Opportunities Trust refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of TCW/DW Emerging Markets Opportunities Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise, in connection with the affairs of said TCW/DW Emerging Markets Opportunities Trust, but the Trust Estate only shall be liable.

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement, as amended, on the day and year first above written in New York, New York.

                                          TCW/DW EMERGING MARKETS
                                          OPPORTUNITIES TRUST

                                          By:
                                             .................................


Attest:
 .....................................

                                          MORGAN STANLEY ASSET
                                          MANAGEMENT INC.

                                          By:
                                             .................................

Attest:
 ....................................

                                                                     EXHIBIT C

   TCW Funds Management Inc. serves as investment adviser to the Trust as well as investment adviser or sub-adviser to the other investment companies listed below which have similar investment objectives to that of the Trust, with net assets shown as of October 31, 1997.

                                                                        ANNUAL
                                                                      MANAGEMENT
                                                                    FEE AS PERCENT
                                                    NET ASSETS ON     OF AVERAGE
NAME                                              OCTOBER 31, 1997    NET ASSETS
------------------------------------------------  ---------------- --------------
TCW/DW Emerging Markets Opportunities Trust .....   $282,070,894          (1)
TCW Galileo Funds, Inc.
 TCW Galileo Asia Pacific Equities Fund .........   $ 21,327,220          (2)
 TCW Galileo Emerging Markets Equities Fund .....   $ 47,736,986          (2)
 TCW Galileo Latin America Equities Fund ........   $ 55,299,505          (2)
TCW/DW Latin American Growth Fund................   $292,023,583          (3)
Dean Witter Select Dimensions Investment Series
--Emerging Markets Portfolio .....................  $ 24,321,302          (4)

------------
(1)    0.50% of the Trust's weekly net assets.

(2)    1.00% of the Fund's annual net asset value.

(3)    0.50% of the Fund's daily net assets.

(4) 1.25% of the Portfolio's daily net assets paid to Dean Witter InterCapital Inc. pursuant to an Investment Management Agreement of which 0.40% is paid to TCW Funds Management Inc., the Sub-Adviser, pursuant to a Sub-Advisory Agreement.

                                                                     EXHIBIT D

   MSAM serves as investment adviser or sub-adviser to the other investment companies listed below which have similar investment objectives to that of the Trust, with net assets shown as of October 31, 1997.

                                                                         ANNUAL
                                                                       MANAGEMENT
                                                                     FEE AS PERCENT
                                                     NET ASSETS ON     OF AVERAGE
NAME                                               OCTOBER 31, 1997    NET ASSETS
-------------------------------------------------  ---------------- --------------
Morgan Stanley Institutional Fund, Inc.
 Emerging Markets Portfolio ......................       $                 (1)
Morgan Stanley Universal Funds, Inc.
 Emerging Markets Equity Portfolio ...............       $                 (2)
Morgan Stanley Emerging Markets Fund, Inc.  ......       $                 (3)
Morgan Stanley Fund, Inc.
 Emerging Markets Fund ...........................       $                 (4)
EQ Advisors Trust
 Morgan Stanley Emerging Markets Equity Portfolio        $                 (5)

------------
(1) 1.25% of the fund's average daily net assets. MSAM has agreed to waive its advisory fees and/or to reimburse this fund, if necessary, if such fees would cause the fund's total annual operating expenses, as a percentage of average daily net assets, to exceed 1.75% of Class A shares and 2.00% of Class B shares.

(2) 1.25% of the first $500 million; 1.20% from $500 million to $1 billion; 1.15% on excess over $1 billion as a percentage of average daily net assets. MSAM has agreed to waive its advisory fees and agreed to reimburse the Portfolio, if necessary, if such fees would cause the total annual operating expenses of the Portfolio, as a percentage of average daily net assets, to exceed 1.75%.

(3)    1.25% of average daily net assets.

(4) If average daily net assets are less than or equal to $500 million, Van Kampen American Capital ("VKAC") will pay MSAM 50% of the total investment advisory fee payable to VKAC (after application of any fee waivers in effect) for such monthly period. If average daily net assets are greater than $500 million, VKAC will pay MSAM a fee for such monthly period equal to the greater of (a) 50% of what the total advisory fee payable to VKAC (after application of any fee waivers in effect) for such period would have been had the fund's average daily net assets been equal to $500 million; or (b) 45% of the total advisory fee payable to VKAC by the fund (after application of any fee waivers in effect) for such monthly period. VKAC charges an advisory fee of 1.25% of average daily net assets. VKAC may voluntarily undertake to reduce this fund's expenses by reducing the fees payable to it to the extent of, or bearing expenses in excess of, such limitations as it may establish.

(5) 1.15% of up to and including $100 million; .90% between $100 million and $150 million; .80% between $150 million and $200 million; .60% between $200 million and $500 million; .40% on excess over $500 million as a percentage of average daily net assets.

                                                                     EXHIBIT E

   TCW London International, Limited serves as investment adviser to the Trust as well as investment adviser or sub-adviser to the other investment companies listed below which have similar investment objectives to that of the Trust, with net assets shown as of October 31, 1997.

                                                                         ANNUAL
                                                                       MANAGEMENT
                                                                     FEE AS PERCENT
                                                     NET ASSETS ON     OF AVERAGE
NAME                                               OCTOBER 31, 1997    NET ASSETS
-------------------------------------------------  ---------------- --------------
TCW/DW Emerging Markets Opportunities Trust ......   $282,070,894          (1)
TCW Galileo Funds, Inc.
 TCW Galileo Emerging Markets Fund................   $ 47,736,986          (2)
Dean Witter Select Dimensions Investment Series--
 Emerging Markets Portfolio ......................   $ 24,321,302          (3)

------------
(1)    0.50% of the Trust's weekly net assets.

(2)    1.00% of the Fund's annual net asset value.

(3) 1.25% of the Portfolio's daily net assets paid to Dean Witter InterCapital Inc. pursuant to an Investment Management Agreement of which 0.40% is paid to TCW Funds Management Inc., the Sub-Adviser, pursuant to a Sub-Advisory Agreement.

                                                                     EXHIBIT F

   TCW Asia Limited serves as investment adviser to the Trust as well as investment adviser or sub-adviser to the other investment companies listed below which have similar investment objectives to that of the Trust, with net assets shown as of October 31, 1997.

                                                                         ANNUAL
                                                                       MANAGEMENT
                                                                     FEE AS PERCENT
                                                     NET ASSETS ON     OF AVERAGE
NAME                                               OCTOBER 31, 1997    NET ASSETS
-------------------------------------------------  ---------------- --------------
TCW/DW Emerging Markets Opportunities Trust ......   $282,070,894          (1)
TCW Galileo Funds, Inc.
 TCW Galileo Asia Pacific Equities Fund...........   $ 21,327,220          (2)
 TCW Galileo Emerging Markets Equities Fund ......   $ 47,736,986          (2)
Dean Witter Select Dimensions Investment Series--
 Emerging Markets Portfolio.......................   $ 24,321,302          (3)

------------
(1)    0.50% of the Trust's weekly net assets.

(2)    1.00% of the Fund's annual net asset value.

(3) 1.25% of the Portfolio's daily net assets paid to Dean Witter InterCapital Inc. pursuant to an Investment Management Agreement of which 0.40% is paid to TCW Funds Management Inc., the Sub-Adviser, pursuant to a Sub-Advisory Agreement.

                                                                     EXHIBIT G

                        FORM OF SUB-ADVISORY AGREEMENT

   AGREEMENT made as of the   day of    , 1998 by and between TCW Funds
Management, Inc., a California corporation ("FMI"), and TCW London International, Limited, a California corporation ("TCW London").

   WHEREAS, FMI has entered into a Co-Investment Advisory Agreement with TCW/DW Emerging Markets Opportunities Trust (the "Fund") to provide investment advisory services for the Fund;

   WHEREAS, TCW London is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of acting as an investment adviser;

   WHEREAS, TCW London is a member of the Investment Management Regulatory Organization Limited ("IMRO") and as such is regulated by IMRO in the conduct of its investment business and nothing in this Agreement shall exclude any liability of TCW London to the Fund under the Financial Services Act of 1986 or the IMRO Rules;

   WHEREAS, FMI desires to retain the services of TCW London to render investment advisory services for the Fund in the manner and on the terms and conditions hereinafter set forth;

   WHEREAS, TCW London desires to be retained by FMI to provide such investment advisory services on said terms and conditions;

   Now, Therefore; in consideration of the foregoing recitals and the mutual covenants and agreements contained herein, the parties agree as follows:

     1. Subject to the supervision of FMI, and in accordance with the investment objective, policies and restrictions set forth in the then current Registration Statement, which is hereby incorporated by reference, relating to the Fund, which Registration Statement contains a recital of risk factors, and such investment objective, policies and restrictions from time to time prescribed by the Trustees of the Fund and communicated by FMI in writing to TCW London, TCW London agrees to provide the Fund with investment advisory services including, but not limited to, obtaining and evaluating such information and advice relating to the economy, securities and commodities markets and securities and commodities as it deems necessary or useful to discharge its duties hereunder and shall manage the assets of the Fund in a manner consistent with the investment objective and policies of the Fund and shall determine the securities and commodities to be purchased, acquired, sold or otherwise disposed of by the Fund and the timing of such purchases, acquisitions, sales or dispositions. TCW London agrees to furnish to or place at the disposal of FMI the information, evaluations, analyses and opinions formulated or obtained by it in performing its advisory services under this Agreement. FMI and TCW London agree to make their officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other. Nothing in this Agreement shall require FMI to utilize the services of TCW London with respect to any specific or minimum percentage of the assets of the Fund.

     2. TCW London shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of TCW London shall be deemed to include persons employed or otherwise retained by TCW London to furnish statistical and other factual data, advice regarding economic factors and trends, information, advice and assistance as FMI may desire. TCW

    London shall maintain whatever records as may be required to be maintained by it under the Investment Company Act of 1940, as amended (the "Act"), or the Investment Advisers Act of 1940. All such records so maintained shall be the property of the Fund and shall be made available to FMI and the Fund, upon the request of FMI or the Fund. TCW London shall provide all account statements and performance or financial records as required by United States securities laws. TCW London acknowledges that cash balances and other assets of the Fund will be held by Custodian bank(s) designated by the Fund.

     3. FMI will, from time to time, furnish or otherwise make available to TCW London such financial reports, proxy statements and other information provided it by the Fund, including investment policies and restrictions from time to time prescribed by the Trustees of the Fund, relating to the business and affairs of the Fund as TCW London may reasonably require in order to discharge its duties and obligations hereunder or to comply with any applicable law and regulations. All instructions given by FMI to TCW London shall be in writing and sent to TCW London's principal office and shall take effect upon actual receipt by TCW London.

     4. For the services to be rendered, FMI, at its own expense, shall pay TCW London monthly compensation, determined by applying the annual rate of 0.50% to the Fund's average daily net assets for which TCW London renders sub-advisory services. For the purpose of calculating such fee, the net asset value for a month shall be the average of the daily net asset values for which TCW London provides sub-advisory services as determined for each business day of the month. If this Agreement becomes effective after the first day of a month, or terminates before the last day of a month, the foregoing compensation shall be prorated.

     In the event that the aggregate compensation received by FMI from the Fund for any month is less than that specified above, the compensation payable by FMI to TCW London shall be equal to that received by FMI. The compensation of TCW London is a responsibility of FMI and not a responsibility of the Fund.

     5. TCW London will use its best efforts in the performance of investment activities on behalf of the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, TCW London shall not be liable to InterCapital, FMI or the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by TCW London or for any losses sustained by the Fund or its investors. TCW London shall be indemnified by the Fund as an agent of the Fund in accordance with the terms of Section
    4.8 of the Fund's By-Laws.

     6. It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, TCW London and in any person controlled by or under common control or affiliated with TCW London and that TCW London and any person controlled by or under common control or affiliated with TCW London may have an interest in the Fund. It is also understood that TCW London and any affiliated persons thereof or any persons controlled by or under common control with TCW London have and may have advisory, management service or other contracts with other organizations and persons, and may have other interests and businesses, and further may purchase, sell or trade any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing contained in this Agreement shall limit or restrict TCW London or any affiliated person thereof from so acting or engaging in any other business.

     7. This Agreement shall remain in effect until      , 1999 and from year
    to year thereafter provided such continuance is approved at least annually by the vote of holders of a majority, as defined in the Act, of the outstanding voting securities of the Fund or by the Trustees of the Fund; provided, that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to FMI and TCW London, either by majority vote of the Trustees of the Fund; (b) this Agreement shall immediately terminate in the event of its assignment, as defined in the Act, unless automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; (c) this Agreement shall immediately terminate in the event of the termination of the Investment Advisory Agreement; (d) FMI may terminate this Agreement without payment of penalty on thirty days' written notice to TCW London and the Fund; and (e) TCW London may terminate this Agreement without the payment of penalty on thirty days' written notice to FMI and the Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postage paid, to the other party at its principal business office.

     8. This Agreement may be amended by the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund, FMI nor TCW London shall be liable for failing to do so.

     9. All formal complaints should, in the first instance, be made in writing to TCW London's compliance officer at TCW London's principal office. In addition, the FMI and/or the Fund shall have a right to complain directly to IMRO.

     10. A statement is available from TCW London describing FMI's and/or the Fund's rights to compensation, if any, in the event that TCW London is unable to meet its liabilities.

     11. FMI acknowledges that for purposes of the IMRO rules, it will be treated as a non-private customer.

     12. This Agreement shall be construed in accordance with the law of the State of California and the applicable provisions of the Act. To the extent the applicable law of the State of California, or any of the provisions herein, conflicts with the applicable provisions of the Act, the latter shall control.

     13. The effective date of this Agreement shall be the day and year first written above.

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in Los Angeles, California.

                                          TCW FUNDS MANAGEMENT, INC.


                                          By:  ........................
                                          Name:
                                          Title:

Attest: ..............................
Name:
Title:

                                          TCW LONDON INTERNATIONAL LIMITED


                                          By:  ........................
                                          Name:
                                          Title:

Attest: ..............................
Name
Title:

Accepted and Agreed to as of
the Day and Year First Above Written:

TCW/DW EMERGING MARKETS
OPPORTUNITIES TRUST


BY: ..................................


ATTEST: ..............................

                                                                     EXHIBIT H

                        FORM OF SUB-ADVISORY AGREEMENT

   AGREEMENT made as of the    day of    , 1998 by and between TCW Funds
Management, Inc., a California corporation ("FMI"), and TCW Asia Limited, a Hong Kong corporation ("TCW Asia").

   WHEREAS, FMI has entered into a Co-Investment Advisory Agreement with TCW/DW Emerging Markets Opportunities Trust (the "Fund") to provide investment advisory services for the Fund;

   WHEREAS, TCW Asia is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of acting as an investment adviser;

   WHEREAS, FMI desires to retain the services of TCW Asia to render investment advisory services for the Fund in the manner and on the terms and conditions hereinafter set forth;

   WHEREAS, TCW Asia desires to be retained by FMI to provide such investment advisory services on said terms and conditions;

   Now, Therefore; in consideration of the foregoing recitals and the mutual covenants and agreements contained herein, the parties agree as follows:

   1. Subject to the supervision of FMI, and in accordance with the investment objective, policies and restrictions set forth in the then current Registration Statement, which is hereby incorporated by reference, relating to the Fund, which Registration Statement contains a recital of risk factors, and such investment objective, policies and restrictions from time to time prescribed by the Trustees of the Fund and communicated by FMI in writing to TCW Asia, TCW Asia agrees to provide the Fund with investment advisory services including, but not limited to, obtaining and evaluating such information and advice relating to the economy, securities and commodities markets and securities and commodities as it deems necessary or useful to discharge its duties hereunder and shall manage the assets of the Fund in a manner consistent with the investment objective and policies of the Fund and shall determine the securities and commodities to be purchased, acquired, sold or otherwise disposed of by the Fund and the timing of such purchases, acquisitions, sales or dispositions. TCW Asia agrees to furnish to or place at the disposal of FMI the information, evaluations, analyses and opinions formulated or obtained by it in performing its advisory services under this Agreement. FMI and TCW Asia agree to make their officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other. Nothing in this Agreement shall require FMI to utilize the services of TCW Asia with respect to any specific or minimum percentage of the assets of the Fund.

   2. TCW Asia shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of TCW Asia shall be deemed to include persons employed or otherwise retained by TCW Asia to furnish statistical and other factual data, advice regarding economic factors and trends, information, advice and assistance as FMI may desire. TCW Asia shall maintain whatever records as may be required to be maintained by it under the Investment Company Act of 1940, as amended (the "Act"), or the Investment Advisers Act of 1940. All such records so maintained shall be the property of the Fund and shall be made available to FMI and the Fund, upon the request of FMI or the Fund. TCW Asia shall provide all account statements and performance or financial records as required by United States securities laws. TCW Asia acknowledges that cash balances and other assets of the Fund will be held by Custodian bank(s) designated by the Fund.

    3. FMI will, from time to time, furnish or otherwise make available to TCW Asia such financial reports, proxy statements and other information provided it by the Fund, including investment policies and restrictions from time to time prescribed by the Trustees of the Fund, relating to the business and affairs of the Fund as TCW Asia may reasonably require in order to discharge its duties and obligations hereunder or to comply with any applicable law and regulations. All instructions given by FMI to TCW Asia shall be in writing and sent to TCW Asia's principal office and shall take effect upon actual receipt by TCW Asia.

   4. For the services to be rendered, FMI, at its own expense, shall pay TCW Asia monthly compensation, determined by applying the annual rate of 0.50% to the Fund's average daily net assets for which TCW Asia renders sub-advisory services. For the purpose of calculating such fee, the net asset value for a month shall be the average of the daily net asset values for which TCW Asia provides sub-advisory services as determined for each business day of the month. If this Agreement becomes effective after the first day of a month, or terminates before the last day of a month, the foregoing compensation shall be prorated.

   In the event that the aggregate compensation received by FMI from the Fund for any month is less than that specified above, the compensation payable by FMI to TCW Asia shall be equal to that received by FMI. The compensation of TCW Asia is a responsibility of FMI and not a responsibility of the Fund.

   5. TCW Asia will use its best efforts in the performance of investment activities on behalf of the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, TCW Asia shall not be liable to InterCapital, FMI or the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by TCW Asia or for any losses sustained by the Fund or its investors. TCW Asia shall be indemnified by the Fund as an agent of the Fund in accordance with the terms of Section 4.8 of the Fund's By-Laws.

   6. It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, TCW Asia and in any person controlled by or under common control or affiliated with TCW Asia and that TCW Asia and any person controlled by or under common control or affiliated with TCW Asia may have an interest in the Fund. It is also understood that TCW Asia and any affiliated persons thereof or any persons controlled by or under common control with TCW Asia have and may have advisory, management service or other contracts with other organizations and persons, and may have other interests and businesses, and further may purchase, sell or trade any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing contained in this Agreement shall limit or restrict TCW Asia or any affiliated person thereof from so acting or engaging in any other business.

   7. This Agreement shall remain in effect until      , 1999 and from year
to year thereafter provided such continuance is approved at least annually by the vote of holders of a majority, as defined in the Act, of the outstanding voting securities of the Fund or by the Trustees of the Fund; provided, that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to FMI and TCW Asia, either by majority vote of the Trustees of the Fund; (b) this Agreement shall immediately terminate in the event of its assignment, as defined in the Act, unless automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission;
(c) this Agreement shall immediately terminate in the event of the termination of the Investment Advisory Agreement; (d) FMI may terminate this Agreement without payment of penalty on thirty days' written notice to TCW Asia and the Fund; and (e) TCW Asia may terminate this Agreement without the payment of penalty on thirty days' written notice to FMI and the Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postage paid, to the other party at its principal business office.

   8. This Agreement may be amended by the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund, FMI nor TCW Asia shall be liable for failing to do so.

   9. This Agreement shall be construed in accordance with the law of the State of California and the applicable provisions of the Act. To the extent the applicable law of the State of California, or any of the provisions herein, conflicts with the applicable provisions of the Act, the latter shall control.

   10. The effective date of this Agreement shall be the day and year first written above.

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in Los Angeles, California.

                                          TCW FUNDS MANAGEMENT, INC.



                                          By:  ..............................
                                          Name:
                                          Title:


Attest:  .............................
Name:
Title:

                                          TCW ASIA LIMITED



                                          By:  ..............................
                                          Name:
                                          Title:



Attest: ..............................
Name:
Title:

Accepted and Agreed to as of
the Day and Year First Above Written:

TCW/DW EMERGING
MARKETS OPPORTUNITIES TRUST


By: ..................................

Attest:  .............................

                 TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST

                  PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD JANUARY 12, 1998

The undersigned shareholder of TCW/DW Emerging Markets Opportunities Trust does hereby appoint BARRY FINK, ROBERT M. SCANLAN and ROBERT GIAMBRONE and each of them, as attorneys-in-fact and proxies of the undersigned, each with the full power of substitution, to attend the Special Meeting of Shareholders of TCW/DW Emerging Markets Opportunities Trust to be held on January 12, 1998 at the Career Development Room, Sixty-First Floor, Two World Trade Center, New York, New York at 9:00 a.m., New York time, and at all adjournments thereof and to vote the shares held in the name of the undersigned on the record date for said meeting for the Proposals specified on the reverse side hereof. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.




                         (Continued on reverse side)
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

     IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

X   PLEASE MARK BOXES
    IN BLACK OR BLUE INK

The Proposals:
                                                     FOR      AGAINST  ABSTAIN
(1) Approval of a new Co-Investment                  [ ]        [ ]      [ ]
    Advisory Agreement between TCW/DW
    Emerging Markets Opportunities Trust
    (the "Trust") and TCW Funds Management, Inc.
                                                     FOR      AGAINST  ABSTAIN
(2) Approval of a new Co-Investment Advisory         [ ]        [ ]      [ ]
    Agreement between the Trust and Morgan Stanley
    Asset Management Inc.
                                                     FOR      AGAINST  ABSTAIN
(3)  Approval of a new Sub-Advisory Agreement        [ ]        [ ]      [ ]
     between TCW Funds Management, Inc. and TCW
     London International, Limited.
                                                     FOR      AGAINST  ABSTAIN
(4)  Approval of a new Sub-Advisory Agreement        [ ]        [ ]      [ ]
     between TCW Funds Management, Inc. and TCW
     Asia Limited.

                                           Date
                                                ------------------------------

Please make sure to sign and date this Proxy using black or blue ink.

If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized officers should sign for corporations.

                ----------------------------------------------

                ----------------------------------------------
                      Shareholder sign in the box above


                ----------------------------------------------

                ----------------------------------------------
                   Co-Owner (if any) sign in the box above
-------------------------------------------------------------------------------
                         PLEASE DETACH AT PERFORATION


                 TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST



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                                  IMPORTANT

                   PLEASE SEND IN YOUR PROXY.........TODAY!

 YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.
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